UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

October 21, 2019

LIPOCINE INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 994-7383

Former name or former address, if changed since last report: Not Applicable

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LPCN	The NASDAQ Stock Market LLC

Item 8.01	Other Events

The Company will make several presentations at the 20th Annual Fall Meeting of the Sexual Medicine Society of North America ("SMSNA"), to take place October 24-27th 2019 in Nashville, TN. The presentations are filed as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.4 and Exhibit 99.5.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Oral T (TLANDO) Reduces Liver Fat in Men with Liver Fat Slides

99.2	Improved Patient Reported Sexual and Mental Domain Outcomes with Oral Testosterone (TLANDO) Relative to Topical Testosterone in Treated Hypogonadal Men Poster

99.3	Symptomatic Response to TLANDO in Patients that do not Achieve T Cavg > 300 ng/dL Poster

99.4	Paradigm Shifting Beneficial Effects of TLANDO (Oral Testosterone) on Liver Poster

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	October 21, 2019	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer